SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 12, 2002


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                          0-19437                11-2962080
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                  File No.)            Identification No.)


2815 Second Avenue, Suite 100, Seattle, Washington                      98121
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (206) 443-6400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On June 14, 2002, trading of Cellular Technical Services Company, Inc. (the "Company"), common stock will move from the Nasdaq National Market to the Nasdaq Small Cap Market. The Company's common stock will continue trading under its current symbol (CTSC). The Company issued a press release regarding the above on June 12, 2002 that is filed herewith as an exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits
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            99.1         Press Release dated June 12, 2002


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2002

                              Cellular Technical Services Company, Inc.


                           By: /s/  Bruce R. York
                              --------------------------------------
                              Name: Bruce R. York
                              Title:  Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.        Description
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99.1               Press Release dated June 12, 2002


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